Supplement to the
Fidelity® Variable Insurance Products
High Income Portfolio Initial Class, Service Class and Service Class 2
April 30, 2022
Prospectus

The following information replaces similar information found in the “Fund Basics” section under the “Other Investment Strategies” heading.

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. In addition, the Adviser may also buy and sell shares of exchange traded funds to manage credit market exposure. The Adviser may invest the fund's assets in investment-grade debt securities by investing in other funds.

VHI-22-01 1.797996.108	December 27, 2022

Supplement to the
Fidelity® Variable Insurance Products
High Income Portfolio Investor Class
April 30, 2022
Prospectus

The following information replaces similar information found in the “Fund Basics” section under the “Other Investment Strategies” heading.

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. In addition, the Adviser may also buy and sell shares of exchange traded funds to manage credit market exposure. The Adviser may invest the fund's assets in investment-grade debt securities by investing in other funds.

VIPHI-INV-22-01 1.918649.105	December 27, 2022